Exhibit 32

CERTIFICATION
Pursuant to 18 U.S.C. 1350
(Section 302 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Corridor Ventures I Acquisition Corp. (the “Company”) for the quarter ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Yang Lin, President (Principal Executive Officer) and Principal Accounting Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2011	By: /s/ Yang Lin
Name: Yang Lin
Title: CEO and CFO
Principal Executive Officer
Principal Financial Officer